UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.          )

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CATABASIS PHARMACEUTICALS, INC.

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 2, 2021 Your Vote Counts! CATABASIS PHARMACEUTICALS, INC. 2021 Annual Meeting June 2, 2021 9:00 a.m. Eastern Time Virtual Meeting Site: www.virtualshareholdermeeting.com/CATB2021 CATABASIS PHARMACEUTICALS, INC. 100 HIGH STREET, 28TH FLOOR BOSTON, MA 02110 D47418-P51431 You invested in CATABASIS PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2021. If you would like to receive a copy of the material(s) for this and/or future stockholder meetings, you must request them. To make such a request, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. To view the proxy materials and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* Vote on June 2, 2021 9:00 a.m. Eastern Time Visit: www.virtualshareholdermeeting.com/CATB2021 Vote in Advance of the Meeting Vote by June 1, 2021 11:59 p.m. Eastern Time Visit: www.ProxyVote.com *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.ProxyVote.com or request a paper copy free of charge (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Election of Class III Directors to serve until the 2024 Annual Meeting of Stockholders Nominees: Gregg Lapointe Jonathan Violin To approve the issuance, in accordance with Nasdaq Listing Rule 5635(a), of our common stock, upon conversion of our Series X Preferred Stock issued in January and February 2021. To approve the amendments to our certificate of incorporation, as amended, to effect a reverse stock split at a ratio in the range of 1-for-3 to 1-for-6, with the exact ratio to be set within that range at the discretion of our Board of Directors before December 2, 2021 without further approval or authorization of our stockholders and with our Board of Directors able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion. To approve an amendment of our Amended and Restated 2015 Stock Incentive Plan to increase the number of shares available for issuance thereunder by 6,000,000 shares. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. To approve, by non-binding advisory vote, our executive compensation. To approve, by non-binding advisory vote, the frequency of future executive compensation advisory votes. NOTE: The shares represented by the proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, the proxy will be voted FOR the election of the nominees listed in item 1, FOR items 2 through 6 and 1 Year on Item 7. If any other matters properly come before the meeting, the persons named in the proxy will vote in their discretion. Board Recommends For For For For For For 1 Year Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D47419-P51431